CARNIVAL CORPORATION,
as Issuer
CARNIVAL PLC
AND THE OTHER GUARANTORS
NAMED ON THE SIGNATURE PAGES HERETO,
as Guarantors

AND

U.S. BANK NATIONAL ASSOCIATION,
as Trustee and Security Agent

FIRST SUPPLEMENTAL INDENTURE
Dated as of November 18, 2020

TO THE INDENTURE
Dated as of August 18, 2020
9.875% Second-Priority Senior Secured Notes due 2027

THIS FIRST SUPPLEMENTAL INDENTURE is dated as of November 18, 2020, among Carnival Corporation, a corporation duly organized and existing under the laws of the Republic of Panama, as issuer (the “Issuer”), Carnival plc, a company incorporated and registered under the laws of England and Wales (“Carnival plc” and, together with the Issuer, the “Company”), the other Guarantors listed on the signature pages hereto and U.S. Bank National Association, a national banking association organized under the laws of the United States of America, as trustee and security agent (the “Trustee”).
RECITALS
First Supplemental Indenture
Doc#: US1:14265567v3

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee executed and delivered an Indenture, dated as of August 18, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), to provide for the issuance by the Company of its 9.875% Second-Priority Senior Secured Notes due 2027 (the “Notes”);
WHEREAS, pursuant to Section 9.01(a) of the Indenture, the Company, the Subsidiary Guarantors and the Trustee are authorized to amend the Indenture without the consent of any Holders, among other things, to cure any ambiguity, omission, error, defect or inconsistency;
WHEREAS, prior to the effectiveness hereof, Section 4.06(b)(5) of the Indenture (as in effect prior to the effectiveness hereof) contains an error that is not consistent with certain other provisions in the Indenture and the disclosures of the Company in the Offering Memorandum, and the parties wish to correct this error by amending such section as set forth herein;
WHEREAS, the entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1 Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

ARTICLE II

AMENDMENTS TO THE INDENTURE
Section 2.1    Section 4.06(b)(5) of the Indenture is hereby amended and restated in its entirety as follows:
“the incurrence by the Company or any Restricted Subsidiary of Indebtedness, the issuance by the Company or any Restricted Subsidiary of Disqualified Stock and the issuance by any Restricted Subsidiary of preferred stock in connection with any New Vessel Financing in an aggregate principal amount at any one time outstanding (including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred or Disqualified Stock or preferred stock
First Supplemental Indenture
Doc#: US1:14265567v3

issued under this clause (5)) not exceeding the New Vessel Aggregate Secured Debt Cap as calculated on the date of the relevant incurrence under this clause (5);”
ARTICLE III

MISCELLANEOUS

Section 3.1    Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.2    Severability. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 3.3    Ratification. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this First Supplemental Indenture.
Section 3.4    Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto. Signatures of the parties hereto transmitted by facsimile or other electronic transmission shall be deemed to be their original signatures for all purposes.
Section 3.5    Effect of Headings. The headings herein are convenience of reference only and shall not affect the construction hereof.
Section 3.6    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein.
Section 3.7    Successors. All agreements of the Company and the Subsidiary Guarantors in this First Supplemental Indenture shall bind each of their successors, except as otherwise provided in this First Supplemental Indenture. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.
[Signature Page Follows]
First Supplemental Indenture
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IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

CARNIVAL CORPORATION
as Issuer

By:    /s/ Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

CARNIVAL PLC
as Guarantor

By: /s/ Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

GXI, LLC
as Guarantor

By: /s/ Arnaldo Perez
Name: Arnaldo Perez
Title: General Counsel & Secretary of
Carnival Corporation, its sole Member

HAL ANTILLEN N.V.
as Guarantor

By: SSC Shipping and Air Services (Curacao) N.V.
/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

HOLLAND AMERICA LINE N.V.
as Guarantor

By: SSC Shipping and Air Services (Curacao) N.V
.
/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

CRUISEPORT CURACAO C.V.
as Guarantor

By: SSC Shipping and Air Services (Curacao) N.V.

By: /s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By: /s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

PRINCESS CRUISE LINES, LTD.
as Guarantor

By: /s/ Janet Swartz
Name: Janet Swartz
Title: President

[Signature Page to First Supplemental Indenture]

SEABOURN CRUISE LINE LIMITED
as Guarantor

By: SSC Shipping and Air Services (Curacao) N.V.

By: /s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By: /s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

COSTA CROCIERE S.P.A.
as Guarantor

By: /s/ David Bernstein
Name: David Bernstein
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as Trustee and Security Agent

By: /s/ Benjamin J. Krueger
Name: Benjamin J. Krueger
Title: Vice President

[Signature Page to First Supplemental Indenture]